                                             [CONFIDENTIAL TREATMENT REQUESTED]
                                                                   Exhibit 10.1

                               ALLIANCE AGREEMENT

         This Alliance Agreement (this "Agreement") is made effective as of November 15, 1999 (the "Effective Date") by and between Adobe Systems Incorporated, a Delaware corporation, with a business address of 345 Park Avenue, San Jose, CA 95110 ("Adobe") and Impresse Corporation, a California corporation, with a business address of 1309 South Mary Avenue, Sunnyvale, CA 94087 ("Impresse").

                                    RECITALS

         1. Adobe operates a web site located at www.adobe.com (the "Adobe Site"), which is designed to appeal to creative professionals and other users that may have an interest in the services provided by Impresse.

         2. Impresse operates a web site located at www.impresse.com (the "Impresse Site"), at which users can register for an online print procurement service (the "Printing Service"). The Printing Service is more fully described on the Impresse Site.

         3. Adobe and Impresse are interested in a business relationship in which visitors to the Adobe Site are given the opportunity to learn about, register for, and regularly use the Printing Service and Adobe and Impresse share in the revenue generating from registrants to the Printing Service.

                                    AGREEMENT

         Now therefore, in consideration of the mutual promises and consideration set forth herein, the parties agree as follows:

1.0 DEFINITIONS. The following terms as they are used in this Agreement shall have the meanings set forth below:

         1.1 "ADOBE SOURCED CUSTOMER" means a user who originates at the Adobe site and becomes a customer of the Printing Service, either by a) following a Link from the Adobe Site to the Information Page and indicating a desire to be contacted by or receive information from Impresse and subsequently registering for the Printing Service, or (b) following a Link from the Adobe Site to the Co-Branded Area and registering for the Printing Service at the Co-Branded Area.

         1.2 "CO-BRANDED AREA" means a set of online sales, marketing and help pages linked directly to the Adobe Site on which trademarks and other branding of each of Adobe and Impresse exist and where users may register for and use the Printing Service.

         1.3 "INFORMATION PAGE" means an internet location which is linked to the Adobe Site and which provides information about the Printing Service.

* Represents confidential information for which Impresse Corporation is seeking confidential treatment with the Securities and Exchange Commission.

         1.4 "INTELLECTUAL PROPERTY RIGHTS" means any patents, copyrights, trademarks, moral rights, rights of publicity or other intellectual property or proprietary rights of any kind (and any application or registration respecting the foregoing), now known or hereafter existing.

         1.5 "LAUNCH DATE" means the date on which the Co-Branded Area becomes operational and available to end users.

         1.6 "LINK" means a URL hidden behind a formatting option that may take the form of some or all of the following: a colored item of text (such as a URL description), logo or other trademark, or image, which allows a user to automatically move to or between pages or sites on the Web.

         1.7 "NET REVENUE" means transaction or service fees collected by Impresse from Adobe Sourced Customers, less sales, use or any other taxes and duties.

         1.8 "REFERRAL FEES" mean the fees paid to Adobe by Impresse based on Net Revenues.

         1.9 "TERM" means the initial term of this Agreement as set forth in
Section 13 and any renewals or extensions thereof.

2.0      ESTABLISHMENT OF INFORMATION PAGE AND CO-BRANDED AREA.

         2.1 INFORMATION PAGE. Promptly following the Effective Date, the parties will establish and make operational the Information Page, the look and feel and contents of which will be mutually agreed upon. Visitors to the Information Page can request to be contacted by Impresse, The Information Page will become inoperative upon the Launch Date.

         2.2 CO-BRANDED AREA. By January 31, 2000, the parties will establish and make operational the Co-Branded Area, the look and feel and contents of which will be mutually agreed upon. The Co-Branded area will contain information about the Printing Service and will provide a mechanism for users to register directly for the Printing Service. Adobe Sourced Customers will pass through the Co-Branded Area each time they use the Printing Service.

3.0      OBLIGATIONS OF ADOBE.

         3.1 LINKS TO CO-BRANDED AREA. For the duration of the Term, Adobe shall place one or more Links from the Adobe Site to the Co-Branded Area.

         3.2 PROMOTION OF IMPRESSE SITE. Adobe will promote Impresse and the Printing Service to users of its products, visitors to the Adobe Site and to the Adobe Solutions Network of printers and service bureaus in the following ways:

                  3.2.1 Adobe will promote the Printing Service to Adobe applications users via Adobe Online (a palette that links the desktop directly to Adobe.com).

                  3.2.2 Adobe will make reasonable efforts to include Impresse in co-marketing programs and activities including, for example, newsletters, seminars, road shows, and promotions.

                  3.2.3 Adobe will provide to Impresse partner booth space at least one trade show per year.

         3.3 LIAISON. Adobe shall designate an individual as the primary contact with respect to this Agreement. The initial Adobe liaison shall be Gloria T. Chen. Adobe may change the Adobe liaison from time to time.

         3.4 EXCLUSIVITY. During the initial one-year-term of this Agreement, Adobe will not promote on the Adobe Site, or provide links from the Adobe Site to, any online print procurement service provider identified in Exhibit E (each, an "Impresse Named Competitor").

         3.5 IMPRESSE CUSTOMER. Within a commercially reasonable time, Adobe will become a customer of the Printing Service or Impresse.com by entering into a separate Customer Agreement; substantially in the form attached hereto as Exhibit F. Adobe will not enter into any agreement to become a customer of an Impresse Named Competitor in a manner similar to that contemplated herein for a period of 6 months from the Effective Date.

4.0      OBLIGATIONS OF IMPRESSE

         4.1 PROMOTION OF ADOBE. Impresse will educate its customers on the benefits of Adobe products, technologies, and workflows through the posting on the Impresse Site and in the Co-Branded Area of content provided by Adobe.

         4.2 EXCLUSIVITY. Impresse will link to the Adobe Site and Adobe.com content as its exclusive graphics and publishing partner Web site. Impresse will not link to or promote in any way a web site that is owned or operated by the entities identified in Exhibit E (the "Adobe Named Competitors").

         4.3 LIAISON. Impresse shall designate an individual as the primary contact with respect to this Agreement. The initial Impresse liaison shall be Brett E. Battles. Impresse may change the Impresse liaison from time to time.

         4.4 OPERATION OF INFORMATION PAGE AND IMPRESSE SITE. Subject to
Section 2.0 and with respect to the Information Page, Impresse Site and the Printing Service, Impresse agrees that it shall be solely responsible for:
(a) customer service and support; (b) hosting and maintenance; (c) quality and delivery of all services operated by Impresse as part of the Printing Service to Adobe Sourced Customers, Impresse acknowledges that all of the foregoing shall be at the sole expense of Impresse. In addition, Impresse agrees that it will not intentionally conduct any illegal activities at the Impresse Site.

5.0      LICENSE GRANTS

         5.1      BY ADOBE.

                  5.1.1 LINK. Adobe hereby grants to Impresse a limited, royalty-free, non-exclusive, non-sublicensable and non-transferable license to establish a Link(s) from the Impresse Site to the Adobe Site during the term of this Agreement solely for the purposes of this Agreement.

                  5.1.2 ADOBE MARKS. Adobe hereby grants to Impresse a limited, royalty-free, non-exclusive, non-sublicensable and non-transferable license to use in connection with the activities contemplated by this Agreement the trademarks identified in Exhibit A (the "Adobe Marks") in accordance with any trademark usage guidelines provided to Impresse by Adobe from time to time. Prior to Impresse using any Adobe Marks, Impresse shall provide Adobe the opportunity to review and approve the use of the Adobe Marks. If Impresse has not received any notice of Adobe's approval or disapproval within three business days after Adobe's receipt of the proposed usage of the Adobe Marks, Adobe shall be deemed to have approved such usage. Any substantive changes in previously approved materials must be resubmitted to Adobe for approval.

                  5.1.3 PROPRIETARY RIGHTS. Impresse acknowledges Adobe's ownership of the Adobe Marks, and that all use by Impresse of the Adobe Marks shall inure to the benefit of Adobe. Impresse shall at any time execute any documents reasonably required by Adobe in connection with Adobe's ownership rights. All of Adobe's rights in the Adobe Marks other than those specifically licensed herein are reserved by Adobe for its own use and benefit.

         5.2      BY IMPRESSE.

                  5.2.1 LINK. Impresse hereby grants to Adobe a limited, royalty-free, non-exclusive, non-sublicensable and non-transferable license to establish a Link(s) from the Adobe Site to the Co-Branded Area and the Impresse Site during the term of this Agreement solely for the purposes of this Agreement.

                  5.2.2 IMPRESSE MARKS. Impresse hereby grants to Adobe a limited, royalty-free, non-exclusive, non-sublicensable and non-transferable license to use the trademarks identified in Exhibit B (the "Impresse Marks") ") in accordance with any trademark usage guidelines provided to Adobe by Impresse from time to time. Prior to Adobe using any Impresse Marks, Adobe shall provide Impresse the opportunity to review and approve the use of the Impresse Marks. If Adobe has not received any notice of Impresse's approval or disapproval within three business days after Impresse's receipt of the proposed usage of the Impresse Marks, Impresse shall be deemed to have approved such usage. Any substantive changes in previously approved materials must be resubmitted to Impresse for approval.

                  5.2.3 PROPRIETARY RIGHTS. Adobe acknowledges Impresse's ownership of the Impresse Marks, and that all use by Adobe of the Impresse Marks shall inure to the benefit of Impresse. Adobe shall at any time execute any documents reasonably required by Impresse in connection with Impresse's ownership rights. All of Impresse's rights in the Impresse Marks other than those specifically licensed herein are reserved by Impresse for its own use and benefit.

                                             [CONFIDENTIAL TREATMENT REQUESTED]

6.0      PAYMENTS AND REPORTING

         6.1      REFERRAL FEES.

                  6.1.1 PRIOR TO LAUNCH DATE. During the period from the Effective Date to the Launch Date, Impresse will pay Adobe [*] for each Adobe Sourced Customer. These payments will be made on a monthly basis and within thirty days of the end of the month in which the Adobe Sourced Customer registered for the Printing Service.

                  6.1.2 SUBSEQUENT TO LAUNCH DATE. Following the Launch Date, Impresse will pay to Adobe on a quarterly basis Referral Fees according to the schedule outlined in Table A below. The Referral Fees with respect to each year that an Adobe Sourced Customer remains a customer of the Printing Service will be calculated by multiplying the "Applicable Percentage" by the Net Revenue received by Impresse from Adobe Sourced Customers for such year. The Applicable Percentage for a particular year shall be as set forth in Table A below. Year 1 of customer activity begins when the customer account is opened in the Co-Branded Area. These payments will be made within thirty days of the end of each quarter, Impresse will only be required to make such payments to the extent that they exceed the guaranteed minimum payments set forth in Table B of Section 6.1.3.

                                     TABLE A

------------------------------------------------------------------------------
                                                  % OF NET REVENUE
                                                 FROM ADOBE SOURCED
        YEAR OF CUSTOMER ACTIVITY                    CUSTOMERS
------------------------------------------------------------------------------
                    1                                   [*]
------------------------------------------------------------------------------
                    2                                   [*]
------------------------------------------------------------------------------
                    3                                   [*]
------------------------------------------------------------------------------
               4 and beyond                             [*]
------------------------------------------------------------------------------

                  6.1.3 GUARANTEED MINIMUM. During the twelve month period following the Effective Date, Impresse will pay Adobe the nonrefundable, guaranteed minimum customer Referral Fees set forth in Table B. The first [*] per year of payments made by Impresse to Adobe Magazine will be credited toward the guaranteed minimum Referral Fees.

                                     TABLE B

------------------------------------------------------------------------------
            QUARTER OF ALLIANCE                  GUARANTEED MINIMUM
                AGREEMENT                             PAYMENT
------------------------------------------------------------------------------
                    1                                [*]
------------------------------------------------------------------------------
                    2                                [*]
------------------------------------------------------------------------------
                    3                                [*]
------------------------------------------------------------------------------
                    4                                [*]
------------------------------------------------------------------------------

         6.2 REPORTING. Impresse will provide Adobe with a monthly report on Adobe Sourced Customers, including accounts opened and closed, active customer accounts, and

* Represents confidential information for which Impresse Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                             [CONFIDENTIAL TREATMENT REQUESTED]

transaction amounts. Impresse will provide the names of all Adobe Sourced Customers as well as physical and email addresses and all other information collected from such customers.

         6.3 AUDITS. During the term of this Agreement and for one (1) year thereafter, Impresse will keep and maintain the information and records related to each Adobe Sourced Customer, including the information necessary for the calculation of applicable Referral Fees. Upon Adobe's request, and with at least five (5) business days notice, Impresse will provide access to such information and records for examination and audit by an independent Certified Public Accountant designated by Adobe. Notwithstanding the foregoing, Adobe shall not be entitled to examine and audit the specified information more than one (1) time per quarter. Adobe will pay all costs of such examination and audit unless such audit discovers a discrepancy of ten percent (10%) or more between the amount of Referral Fees paid to Adobe for the quarter in question and the amount of Referral Fees due to Adobe by Impresse hereunder during such calendar quarter, in which case the reasonable costs of the audit shall be borne by Impresse. In addition, Impresse Shall promptly remit such discrepancy to Adobe for the applicable quarter.

7.0      CUSTOMER DATA.

         7.1 INFORMED CONSENT. The parties will provide that Adobe Sourced Customers are made aware that any personal information they disclose when registering for or using the Printing Service will be made available to each of Adobe and Impresse. Both parties will protect customer data pursuant to a privacy policy to be mutually agreed upon and in accordance with U.S. and international privacy laws and regulations.

8.0      CONFIDENTIALITY.

         8.1 CONFIDENTIALITY AGREEMENT. Any and all information, correspondence, financial statements and records and other documents transmitted or communicated by either party to the other party in conjunction with this Agreement shall be governed by the Master Agreement for Mutual Non-Disclosure of Information, dated November 10, 1999 by and between Adobe and Impresse (the "NDA") and attached as Exhibit D hereto. The terms of this Agreement shall be considered "Confidential Information" pursuant to the NDA.

9.0 FUTURE COLLABORATION. Adobe and Impresse will use reasonable commercial efforts to collaborate on the investigation of additional integration opportunities for Adobe applications into both the pre press workflow and the collaborative document authoring workflow. These services may include, but are not limited to:

           [*]

* Represents confidential information for which Impresse Corporation is seeking confidential treatment with the Securities and Exchange Commission.

Failure by the parties to agree on additional collaborative efforts shall not be deemed a breach of this Agreement.

10.0     WARRANTIES

         10.1     BY IMPRESSE. Impresse warrants that:

                  10.1.1 it is a corporation duly organized and validly existing under the laws of the state identified in the first introductory paragraph of this Agreement;

                  10.1.2 the execution, delivery and performance by Impresse of this Agreement are within the corporate powers of Impresse and have been duly authorized by all necessary corporate action on the part of Impresse;

                  10.1.3 the Printing Service will perform in accordance with the description and specifications for the Printing Service set forth on the Impresse Site;

                  10.1.4 it has or will have entered into binding, written agreements with all third party providers of any software, technology, content or other materials used in the Printing Service that provide Impresse all necessary rights, licenses or authorizations to provide the Printing Service to end users;

                  10.1.5 the operation of the Printing Service does not infringe upon any third party Intellectual Property Rights.

                  10.1.6 The Printing Service will be Year 2000 compliant to the ANSI, FIPS, ISO, etc. nationally accepted standards and will correctly store, process and present calendar dates beyond December 31,1999 in the same manner and with the same functionality as on or before December 31, 1999.

         10.2     BY ADOBE. Adobe warrants that:

                  10.2.1 it is a corporation duly organized and validly existing under the laws of the state identified in the first introductory paragraph of this Agreement;

                  10.2.2 the execution, delivery and performance by Adobe of this Agreement are within the corporate powers of Adobe and have been duly authorized by all necessary corporate action on the part of Adobe.

11.0     DISCLAIMER OF WARRANTIES AND LIMITATION OF LIABLITY

         11.1 DISCLAIMER OF WARRANTIES. EXCEPT AS EXPRESSLY SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF

MERCHANTABILITY, ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, OR ANY IMPLIED WARRANTY ARISING BY USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE.

         11.2 LIMITATION OF LIABILITY. EXCEPT AS EXPRESSLY SET FORTH HEREIN, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR DAMAGES RESULTING FROM LOSS OF DATA, PROFITS, USE OF THE ADOBE OR IMPRESSE SITES OR ANY ADOBE OR IMPRESSE PRODUCTS OR SERVICES, OR FOR ANY INCIDENTAL, INDIRECT, PUNITIVE, OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH THIS AGREEMENT OR IN CONNECTION WITH ANY PRODUCTS OR SERVICES PROVIDED HEREUNDER EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

12.0     INDEMNIFICATION

         12.1 INDEMNITY BY ADOBE. Adobe will defend, indemnify and hold Impresse, its affiliates and their respective officers, directors, and employees, harmless from and against any and all liabilities, losses, damages, costs and expenses (including legal fees) associated with any third party claim brought against Impresse in connection with or related to any allegation that the Adobe Site or materials provided by Adobe for use in the Co-Branded Area infringes any Intellectual Property Rights of any third party or defames or invades any right of publicity or privacy of any third party.

         12.2 INDEMNITY BY IMPRESSE. Impresse will defend, indemnify and hold Adobe, its affiliates and their respective officers, directors, and employees, harmless from and against any and all liabilities, losses, damages, costs and expenses (including legal fees) associated with any third party claim brought against Adobe in connection with or related to any allegation that the Impresse Site, the products and services offered on the Impresse Site, including without limitation, the Printing Service, or materials provided by Impresse for use in the Co-Branded Area, infringe any Intellectual Property Rights of any third party or defames or invades any right of publicity or privacy of any third party.

         12.3 CONDITIONS TO INDEMNITY. The obligations of either party to provide indemnification under this Agreement shall be contingent upon the party seeking indemnification (i) providing the indemnifying party with prompt written notice of any claim for which indemnification is sought, (ii) cooperating fully with the indemnifying party (at the indemnifying party's expense), and (iii) allowing the indemnifying party to control the defense and settlement of such claim.

13.0     TERM AND TERMINATION

         13.1 TERM. The initial term of this Agreement shall be for a period of one year, commencing on the Effective Date. The parties may renew or extend this Agreement for any mutually agreeable term.

         13.2 TERMINATION BY EITHER PARTY. This Agreement may be terminated by either party prior to the completion of the Term for the following reasons:

              - after the first 12 months of the Agreement, for any or no cause upon 30 days' written notice to the other party;

              - immediately upon written notice if the other party makes a general assignment for the benefit of its creditors, files a voluntary petition in bankruptcy or for reorganization under the bankruptcy laws or if a petition is filed against it, or if a receiver or trustee is appointed for such other party;

              - upon written notice if the other party is in material breach of a material term or condition of this Agreement and fails to remedy such breach within thirty (30) business days of written notice.

         13.3 TERMINATION BY ADOBE. Adobe may terminate this Agreement if, in Adobe's good faith judgement, the Printing Service is not consistently operated in a reliable, professional manner that reflects favorably upon Adobe.

         13.4 EFFECT OF TERMINATION. Upon termination of this Agreement for any reason, each party shall immediately (i) cease all use of the Marks of the other party, and (ii) remove Links to the other party's site from its site..

         13.5 SURVIVAL. The following sections shall survive termination or expiration of this Agreement: 1.0, 6.1 (only with respect to payment obligations for fees accrued up to the Termination Date), 6.3, 7.0, 8.0, 10.0, 11.0, 12.0, 13.3, 13.4, and 14.

14.      GENERAL

         14.1 ENTIRE AGREEMENT. This Agreement, together with all Exhibits hereto, sets forth the entire agreement between the parties in connection with the subject matter hereof and it incorporates, replaces, and supersedes all prior agreements, promises, proposals, representations, understandings and negotiations, written or oral, between the parties in connection therewith.

         14.2 NOTICES. All notices under this Agreement shall be given in writing via overnight courier or first class mail, postage prepaid, return receipt requested, to the addresses set forth above or such other address as either party may substitute by notice hereunder and all such notices given in accordance hereunder shall be deemed given as of the date of mailing. Notices to Impresse shall be sent to the attention of Brett E. Battles or such other person as Impresse may from time to time designate Notices to Adobe shall be sent to the attention of Gloria T. Chen or such other person as Adobe may from time to time designate with a copy to the Adobe Systems Incorporated Legal Department, each at the address set forth above.

         14.3 CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to its conflict of laws roles.

         14.4 MODIFICATION; WAIVER. No modification, amendment, supplement to or waiver of any provision of this Agreement shall be binding upon the parties hereto unless made in writing and duly signed by both parties. A failure of either party to exercise any right provided for herein shall not be deemed to be a waiver of any right hereunder. Any waiver must be in writing and signed by the party against whom it is to be enforced.

         14.5 ASSIGNMENT. Neither party shall have the right to assign or sublicense the rights or obligations set forth in this Agreement without the other party's written consent. Any attempted assignment of the rights or obligations set forth in this Agreement without the other party's written consent shall be void.

         14.6 SEVERABILITY. In the event that any provision of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, the remaining provisions shall remain in full force and effect and the affected provision shall be modified in a manner which comes closest to the intention of the parties at the time the original provision was agreed upon.

         14.7 PRESS RELEASES. After the Effective Date, the parties will issue one or more joint press releases to announce the relationship described in this Agreement. A party that plans to issue a press release that mentions the other party shall provide an advance copy of the press release to the other party and obtain the approval of such party, not to be unreasonably withheld.

         14.8 FORCE MAJEURE. Neither party shall be liable to the other party for any delay or default hereunder to the extent due to any cause beyond its reasonable control if such party notifies the other of the cause and the expected duration of such delay or default. All such obligations shall return to full force and effect upon the termination of such cause. A "cause beyond the reasonable control" of a party includes any act of God, act of any government authority, industrial dispute, fire, explosion, accident, power failure, flood, riot or war (declared or undeclared).

         14.9 RELATIONSHIP BETWEEN THE PARTIES. There is no joint venture, partnership, agency or fiduciary relationship existing between the parties and the parties do not intend to create any such relationship by this Agreement. Neither party shall have the authority to bind the other party.

         14.10 ATTORNEY'S FEES. In any legal proceeding between the parties, the prevailing party shall be entitled to recover attorney's fees and expenses.

         14.11 COUNTERPARTS. This Agreement may be signed in counterparts.

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Agreement as of the Effective Date.

IMPRESSE CORPORATION                            ADOBE SYSTEMS INCORPORATED

By:    /s/ Brett E. Battles                   By:    /s/ Jim Stephens
   -----------------------------------           -----------------------------

Name:      BRETT BATTLES                      Name:     JIM STEPHENS
     ---------------------------------             ---------------------------

Title:     VP, MARKET & BUS. DEV.             Title:    SVP E-BUSINESS
      --------------------------------              --------------------------

                                    EXHIBIT A

                                   ADOBE MARKS

ADOBE
THE ADOBE LOGO

                                    EXHIBIT B

                                 IMPRESSE MARKS


                                     [LOGO]

                                    EXHIBIT C

                                PRIVACY STATEMENT

TO BE MUTUALLY AGREED UPON

                                    EXHIBIT D

            MASTER AGREEMENT FOR MUTUAL NON-DISCLOSURE OF INFORMATION

                           ADOBE SYSTEMS INCORPORATED

                                MASTER AGREEMENT
                                       FOR
                        MUTUAL DISCLOSURE OF INFORMATION

                         Effective Date: NOV / 10 / 1999
                                       (Month  Day  Year)

         This Agreement governs the disclosure of information by and between IMPRESSE CORP. (ENTER COMPANY NAME) having a principal place of business or residing at 1309 S. MARY AVE, SUNNYVALE CA 94087 (the "Company") and Adobe Systems Incorporated and its subsidiaries and affiliates, having a principal place of business at 345 Park Avenue, San Jose, CA 95110-2704 ("Adobe").

1. "Confidential Information" as used in this Agreement shall mean any and all technical and non-technical information including patent, trade secret, and proprietary information, techniques, sketches, drawings, models, inventions, know-how, processes, apparatus, equipment, algorithms, software programs, software source documents, and formulae related to the current, future and proposed products and services of each of the parties, and includes, without limitation, their respective information concerning research, experimental work, development, design details and specifications, engineering, financial information, procurement requirements, purchasing, manufacturing, customer lists, business forecasts, sales and merchandising, and marketing plans and information.

2. If the Confidential Information is contained in a writing, it will be marked as Confidential or proprietary information of the disclosing party. If the Confidential Information is disclosed orally or visually, it shall be identified as such at the time of disclosure and confirmed in a writing to the recipient within 30 days of such disclosure.

3. Each of the parties agrees that it will not make use of, disseminate, or in any way disclose any Confidential Information of the other party to any person, firm or business, except to the extent necessary for negotiations, discussions, and consultations with personnel or authorized representatives of the other party and any purpose the other party may hereafter authorize in writing. Furthermore, the existence of any business discussions, negotiations or agreements in progress between the parties shall not be released to any form of public media without approval of both parties.

4. Each of the parties agrees that it shall disclose Confidential Information of the other party only to those of its employees who need to know such information and who have previously agreed,


              MASTER AGREEMENT FOR MUTUAL DISCLOSURE OF INFORMATION            1
         either as a condition to employment or in order to obtain the Confidential Information, to be bound by terms and conditions substantially similar to those of this Agreement.

5. Each of the parties agrees that it shall treat all Confidential Information of the other party with the same degree of care as it accords to its own Confidential Information, and each of the parties represents that it exercises reasonable care to protect its own Confidential Information.

6. Each of the parties agrees that it will not modify, reverse engineer, decompile, create other works from, or disassemble any software programs contained in the Confidential Information of the other party unless otherwise specified in writing by the disclosing party.

7. Each party's obligations under PARAGRAPHS 3, 4, and 5 with respect to any portion of the other party's Confidential Information shall terminate when the party to whom Confidential Information was disclosed (the "Recipient") can document that: (a) it was in the public domain at the time it was communicated to the Recipient by the other party; (b) it entered the public domain subsequent to the time it was communicated to the Recipient by the other party through no fault of the Recipient;
         (c) it was in the Recipient's possession free of any obligation of confidence at the time it was communicated to the Recipient by the other party; (d) it was rightfully communicated to the Recipient free of any obligation of confidence subsequent to the time it was communicated to the Recipient by the other party; (e) it was developed by employees or agents of the Recipient independently of and without reference to any information communicated to the Recipient by the other party; (f) it was communicated by the other party to an unaffiliated third party free of any obligation of confidence; (g) the communication was in response to a valid order by a court or other governmental body, was otherwise required by law, or was necessary to establish the rights of either party under this Agreement; or (h) it was not legended as Confidential Information of the disclosing party and if disclosed orally or visually, it was not identified as Confidential Information of the disclosing party at the time of such communication and followed by a writing within thirty (30) days of such disclosure.

8. All materials (including, without limitation, documents, drawings, models, apparatus, sketches, designs and lists) furnished to one party by the other, and which are designated in writing to be the property of such party, shall remain the property of such party and shall be returned to it promptly at its request, together with any copies thereof.

9. Neither party shall communicate any information to the other in violation of the proprietary rights of any third party.

10. Neither party acquires any licenses under any intellectual property rights of the other party under this Agreement.

11. Neither party shall export, directly or indirectly, any technical data acquired from the other pursuant to this Agreement or any product utilizing any such data to any country for which the


                                                                               2


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

         U.S. Government or any agency thereof at the time of export requires an export license or other government approval without first obtaining such license or approval.

12. Neither party will assign or transfer any rights or obligations under this Agreement without the prior written consent of the other party.

13. This Agreement shall govern all communications between the parties that are made during the period from the effective date of this Agreement to the date on which either party receives from the other written notice that subsequent communications shall not be so governed, provided, however, that each party's obligations under PARAGRAPHS 3, 4 and 5 with respect to Confidential Information of the other party which it has previously received shall continue unless and until terminated pursuant to PARAGRAPH 7.

14. This Agreement shall be governed in all respects by the laws of the United States of America and by the laws of the State of California as such laws are applied to agreements entered into and to be performed entirely within California between California residents.

15. This Agreement may only be changed by mutual agreement of authorized representatives of the parties in writing.

16. All notices or reports permitted or required under this Agreement shall be in writing and shall be by personal delivery, telegram, telex, telecopier, facsimile transmission or by certified or registered mail, return receipt requested, and shall be deemed given upon personal delivery, five (5) days after deposit in the mail, or upon acknowledgment of receipt of electronic transmission. Notices shall be sent to the addresses set forth at the end of this Agreement or such other address as either party may specify in writing. If notice is sent to Adobe, it shall be sent to the signatory, with a copy to its General Counsel.

         IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate as of the date first written above.

"Adobe"                                     "Company"

ADOBE SYSTEMS INCORPORATED                  IMPRESSE CORPORATION
*SIGNATURE OF OFFICER IS REQUIRED.         ----------------------------------

Signature:    /s/ JIM STEPHENS              Signature:   /s/ PHIL C. NELSON
            -----------------------                    -------------------------
Print                                       Print
Name:         JIM STEPHENS                  Name:        PHIL C. NELSON
            -----------------------                -----------------------------
Title:        SR. VP E-BUSINESS             Title:     CHIEF TECHNOLOGY OFFICER
            -----------------------                 ----------------------------
345 Park Avenue                             Address:   1309 S. MARY AVE
                                                    ----------------------------
San Jose, CA 95110-2704                                SUNNYVALE, CA 94087
                                            ------------------------------------
                                            ------------------------------------

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

                                    EXHIBIT E

                      IMPRESSE AND ADOBE DIRECT COMPETITORS

ONLINE PRINT PROCUREMENT SERVICE PROVIDERS

NOOSH
COLLABRIA
PRINTCHANNEL
MEDIAFLEX
IMAGEX

ADOBE NAMED COMPETITORS

QUARK
MACROMEDIA
MICROSOFT
CREATIVEPRO.COM



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